File # 33-12930
Effective April 29, 2005
Amer Group Ltds
 NAME HAS CHANGED FROM
Amer Group plc TO Amer Sports
Corporation

Exhibit A to Deposit
Agreement

THE BANK OF NEW
YORK

AMERICAN DEPOSITARY
RECEIPT
for
AMERICAN DEPOSITARY
SHARES
representing
DEPOSITED A-SHARES
OF
AMER GROUP LTD
(ORGANIZED UNDER
THE LAWS OF THE
REPUBLIC OF FINLAND)



The Bank of New York, a
national banking association
organized and existing under
the laws of the United States
of America, as Depositary
(herein called the
Depositary), hereby certifies
that

or registered assigns


is the owner of
	American
Depositary Shares,

representing deposited A-
Shares of FIM 20 (including
evidence of rights to receive
such shares, the Shares), of
AMER GROUP LTD, a
corporation organized under
the laws of the Republic of
Finland (herein called the
Company).  At the date of the
Deposit Agreement (as
hereinafter defined), two
American Depositary Shares
represent one Share deposited
under the Deposit Agreement
with a Custodian, which at
the date of execution of the
Deposit Agreement is
Kansallis- Osake-Pankki.

			(1)
The Deposit Agreement.
This American Depositary
Receipt is one of the
American Depositary
Receipts (herein called the
Receipts), all issued and to be
issued upon the terms and
conditions set forth in the
Deposit Agreement, dated as
of September 27, 1993
(herein called the Deposit
Agreement), by and among
the Company, the Depositary
and all Holders from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
becomes bound by all the
terms and provisions thereof.
The Deposit Agreement sets
forth the rights of Holders of
the Receipts and the rights
and duties of the Depositary
in respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time
to time received in respect of
such Shares and held
thereunder (such Shares,
securities, property and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on
file at the principal offices of
the Depositary and the
Custodian and are available
for inspection by Holders
during business hours.  The
statements made on the face
and the reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified in their entirety by
and subject to the detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
Capitalized terms used but
not defined herein shall have
the meanings set forth in the
Deposit Agreement.

			(2)
Surrender of Receipts and
Withdrawal of Deposited
Securities.  Upon surrender
at the Corporate Trust Office
of the Depositary of this
Receipt, and upon payment
of the fee of the Depositary
provided in Paragraph (6) on
the face of this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Companys
Articles of Association and
the terms of the Deposited
Securities, the Holder hereof
is entitled to transfer in the
Book-Entry Register
(including such Holders
registration in the Companys
shareholder register
maintained by the Central
Share Register) to him or
upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by transfer into the
Holders or his nominees
Book-Entry Account with the
Book-Entry Register of
Shares registered in the name
of such Holder or as ordered
by him or by delivery, by
electronic transfer or
otherwise, of any other
securities, property or cash to
which such Holder is then
entitled in respect of such
Receipts to such Holder or as
ordered by him.  Such
transfer shall be made, as
hereinafter provided, without
unreasonable delay and only
subject to, and in accordance
with, the terms and
conditions of the Deposit
Agreement.

			(3)
Transfers, Split-ups and
Combinations.  This Receipt
is transferable on the books
of the Depositary by the
Holder hereof in person or by
duly authorized attorney,
upon surrender of this
Receipt properly endorsed or
accompanied by proper
instruments of transfer and
duly stamped as may be
required by applicable law;
provided, however, that the
Depositary may close the
transfer books, at any time or
from time to time, when
deemed expedient by it in
connection with the
performance of its duties
under the Deposit
Agreement.  This Receipt
may be split into other
Receipts or may be combined
with other Receipts into one
receipt representing the same
aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary or the Custodian
may require payment of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer, registration or
conversion fee with respect
thereto and payment of any
applicable fees as provided in
Paragraph (6) on the face of
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with such
regulations, if any, as the
Depositary may establish
consistent with the provisions
of the Deposit Agreement.

		The
Depositary may refuse to
execute and to deliver
Receipts, register the transfer
of any Receipt or make any
distribution of, or related to,
Deposited Securities until it
has received such proof of
citizenship, residence,
exchange control approval,
legal or beneficial ownership
or such other information
relating to the registration in
the Book-Entry Register of
the Shares presented for
deposit or other information
as it may deem necessary or
proper.  The delivery of
Receipts against deposits of
Shares generally may be
suspended, or the delivery of
Receipts against the deposit
of particular Shares may be
withheld, or the registration
of transfer of Receipts in
particular instances may be
refused, or the registration of
transfers or surrenders of
outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary or the Book-Entry
Register are closed, if any
such action is deemed
necessary or advisable by the
Depositary or the Company
at any time or from time to
time.  Notwithstanding any
provision of the Deposit
Agreement or hereof to the
contrary, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended or refused, except
as permitted in General
Instruction 1A(1) to Form F-
6 (as such may be amended
from time to time) under the
Securities Act of 1933 in
connection with (i) temporary
delays relating to the deposit
of Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment of
fees, taxes and similar
charges, and (iii) compliance
with any U.S. or foreign laws
or governmental regulations
relating to the receipts or to
the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the Deposit
Agreement any Shares or
other Deposited Securities
required to be registered
under the provisions of the
Securities Act of 1933, unless
a registration statement is in
effect as to such Shares or
Deposited Securities.

		Finnish law
may set forth restrictions as
to the percentage of the total
share capital of the Company
which may be held by non-
Finnish persons.  The
Company may restrict
transfers of the Shares in
order to comply with this
foreign ownership limit and
will instruct the Depositary
and the Custodian in writing
with respect to such
restrictions on the acceptance
by the Depositary and/or a
Custodian of deposits of
Shares hereunder.

			(4)
Liability of Holder for
Taxes.  If any tax or other
governmental charge shall
become payable with respect
to any Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the
Holder hereof to the
Depositary.  The Depositary
may refuse to effect any
registration of transfer of this
Receipt or any withdrawal of
Deposited Securities
represented hereby until such
payment is made, and any
withhold any dividends or
other distributions, or may
sell for the account of the
Holder hereof any part or all
of the Deposited Securities
represented hereby, and may
apply such dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge, the
Holder hereof remaining
liable for any deficiency.

			(5)
Warranties by Depositor.
Every person depositing
Shares under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefor are
validly issued, fully paid and
non-assessable, and that the
person making such deposit
is duly authorized so to do.
Each such person shall also
be deemed to represent that
such Shares and the Receipts
evidencing American
Depositary Shares would not
be Restricted Securities.
Such representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.

			(6)
Charges of Depositary.  The
Depositary will charge the
party to whom Receipts are
delivered against deposits,
$5.00 for each 100 American
Depositary Shares (or portion
thereof) represented by the
Receipts issued.  The
Depositary will charge the
party surrendering Receipts
for delivery of Deposited
Securities, $5.00 for each 100
American Depositary Shares
(or portion thereof)
represented by the Receipts
surrendered.  The Company
will pay the other charges of
the Depositary and those of
any Registrar under the
Deposit Agreement, with the
exception of (i) taxes and
other governmental charges,
(ii) share transfer, exchange
or registration fees on
deposits and withdrawals of
Shares, (iii) such cable, telex
and facsimile transmission
and delivery charges as are
expressly provided in the
Deposit Agreement to be at
the expense of persons
depositing Shares or Holders
of Receipts, and (iv) such
expenses as are incurred by
the Depositary in the
conversion of currency other
than dollars into dollars.

			(7)
Title to Receipt.  It is a
condition of this Receipt, and
every successive Holder
hereof by accepting or
holding the same consents
and agrees, that title to this
Receipt (and to the American
Depositary Shares evidenced
hereby), when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a negotiable
instrument; provided,
however, that the Depositary
and the Company,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as
the absolute owner hereof for
the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement, and for
all other purposes.

			(8)
Validity of Receipt.  This
Receipt shall not be entitled
to any benefits under the
Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
signature of a duly authorized
officer or, if a Registrar for
the Receipts shall have been
appointed, such signature
may be a facsimile if this
Receipt is countersigned by
the manual signature of a
duly authorized officer of
such Registrar.

			(9)
Disclosure of Interests.  The
Holder hereof agrees to
comply with requests from
the Company which are made
pursuant to the requirements
of any relevant stock
exchange or other official
authority (which
requirements may be in the
form of permanent
regulations) to provide
information as to the capacity
in which the Holder owns
this Receipt and regarding the
identity of any other person
interested in such Receipt and
the nature of such interest, all
as if such Receipt was to the
extent practicable the Shares
represented hereby, and the
Depositary agrees to use its
reasonable efforts to forward
to the Holder, at the
Companys expense, any
request by the Company for
such information.

			(10)
Available Information.  As
of the date of the Deposit
Agreement, the Company
furnishes the Commission
with certain public reports
and documents required by
the laws of Finland or
otherwise, in accordance with
Rule 12g3-2(b) of the
Securities Exchange Act of
1934.  Should the Company
become subject to additional
informational requirements, it
will in accordance therewith
file reports and other
information with the
Commission.

Dated:
						THE BANK OF NEW YORK,
Countersigned							as Depositary



By:						By:


	Authorized Signatory				Vice President

As of the date of the Deposit
Agreement, the address of the
Depositorys Corporate Trust
Office is 101 Barclay Street,
New York, New York 10286,
and the address of its
principal executive office is
48 Wall Street, New York,
New York 10286.



SUMMARY OF CERTAIN
ADDITIONAL
PROVISIONS
OF THE DEPOSIT
AGREEMENT


			(1)
Dividends and
Distributions; Rights.
Whenever the Depositary
shall receive notice of any
cash dividend or other cash
distribution on the Deposited
Securities, the Company shall
pay such amounts to the
Depositary and the
Depositary then shall, if at
the time of receipt thereof
any amounts received in a
currency other than United
States dollars can in the
judgment of the Depositary
be converted on a reasonable
basis into dollars freely
transferable to the United
States, and, subject to the
provisions of the Deposit
Agreement, convert such
dividend or distribution into
dollars and shall distribute
the amount thus received to
the Holders of Receipts
entitled thereto in proportion
to the number of American
Depositary Shares
representing such Deposited
Securities held by them
respectively; provided,
however, that the amount
distributed shall be reduced
by any amounts required to
be withheld by the Company,
its agent or the Depositary on
account of taxes.  If in the
judgment of the Depositary
amounts received in currency
other than dollars may not be
converted on a reasonable
basis into dollars freely
transferable to the United
States, or may not be so
convertible for all of the
Holders of Receipts entitled
thereto, the Depositary may
in its discretion make such
conversion, if any, and
distribution in United States
dollars to the extent
permissible to the Holders of
Receipts entitled thereto and
may distribute the balance of
such currency received and
not so convertible by the
Depositary to, or hold such
balance for the account of,
the Holders of Receipts
entitled thereto.  If in the
opinion of the Depositary any
distribution other than cash or
Shares upon any Deposited
Securities cannot be made
proportionately among the
Holders of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as if may
deem equitable for the
purpose of effecting such
distribution, including the
sale (at public or private sale,
at such place or places and
upon such terms as it may
deem proper) of the securities
or property thus received, or
any part thereof, and the net
proceeds of any such sale
will be distributed by the
Depositary to the Holders of
Receipts entitled thereto as in
the case of a distribution
received in cash.  It is
understood that,
notwithstanding that a
portion of any distribution is
held by the Depositary
pursuant to Section 4.2 of the
Deposit Agreement, upon
payment of the cash
distribution to a Custodian
and/or the Depositary in
accordance with the terms
and conditions of the Deposit
Agreement, the Company
shall have fully discharged,
and be free of all, obligations
to any Holder relating to such
cash distribution.  If any
distribution upon any
Deposited Securities consists
of a dividend in, or free
distribution of, Shares, the
Depositary shall take all steps
necessary to receive such
distribution and may with the
Companys approval, and
shall if the Company shall so
request, distribute to the
Holders of outstanding
Receipts entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, additional
Receipts for an aggregate
number of American
Depositary Shares
representing such Deposited
Securities held by them
respectively, additional
Receipts for an aggregate
number of American
Depositary Shares
representing the number of
Shares received as such
dividend or free distribution.
In lieu of delivering Receipts
for fractional American
Depositary Shares in any
such case, the Depositary
may sell the number of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds, converted into
dollars if not in dollars (if
such conversion may in the
judgment of the Depositary
be achieved on a reasonable
basis), to the Holders of
Receipts entitled thereto.  If
additional Receipts are not so
distributed (except as
provided in the preceding
sentence), each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.  In the
event that the Company shall
offer or cause to be offered to
the holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
nature, the Depositary, after
consultation with the
Company, shall have
discretion as to whether such
rights are to be made
available to the Holders of
Receipts; provided, however,
that the Depositary shall, if
requested by the Company,
either (a) make such rights
available to Holders of
Receipts by means of
warrants or otherwise, if
lawful and feasible, or (b) if
making such rights available
is not lawful or not feasible,
or if the rights represented by
such warrants or other
instruments are not exercised
and appear to be about to
lapse, sell such rights or
warrants or other instruments
at public or private sale, at
such place or places and upon
such terms as the Depositary
may deem proper, and
allocate the proceeds of any
such sale for account of the
Holders of Receipts
otherwise entitled thereto
upon an averaged or other
practicable basis without
regard to any distinctions
among such Holders because
of exchange restrictions, or
the date of delivery of any
Receipt or Receipts, or
otherwise and distribute the
net proceeds so allocated to
the extent practicable as in
the case of a distribution
received in cash pursuant to
Section 4.2 of the Deposit
Agreement.  The Depositary
will not offer such rights to
Holders having an address in
the United States, unless the
Company furnishes to the
Depositary (i) evidence that a
registration statement under
the Securities Act of 1933
covering such offering is in
effect or (ii) an opinion of
counsel for the Company in
the United States satisfactory
to the Depositary to the effect
that such offering does not
require registration under the
Securities Act of 1933.  The
Company shall not be
obligated to provide any such
opinions or evidence or effect
registration of such rights
under the Securities Act of
1933.

			(2)
Record Dates.  Whenever
the Depositary shall receive
written notice of the fixing of
a record date by the
Company for the
determination of holders of
Deposited Securities entitled
to receive any cash dividend
or other cash distribution or
any distribution other than
cash or Shares, or any rights
to be issued, with respect to
the Deposited Securities, or
whenever for any reason the
Depositary causes a change
in the number of Shares that
are represented by each
American Depositary Share,
or whenever the Depositary
shall receive written notice of
any meeting of holders of
Shares or other Deposited
Securities or whenever the
Depositary shall find it
necessary or convenient in
connection with the giving of
any notice, solicitation of any
consent or any other matter,
the Depositary shall fix a
record date (which, where
applicable shall be as close as
practicable to the date
corresponding to the record
date fixed by the Company in
respect of the Shares), for the
determination of the Holders
of Receipts who shall be
entitled to receive such
dividend, distribution or
rights, or the net proceeds of
the sale thereof, or to give
instructions for the exercise
of voting rights at any such
meeting or to give or
withhold such consent, or to
receive such notice or
solicitation or to otherwise
take action, or whose
Receipts shall evidence such
changed number of Shares,
subject to the provisions of
the Deposit Agreement.

			(3)
Voting of Deposited
Securities.  Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall, as soon as
practicable thereafter, fix a
record date for determining
the Holders entitled to give
instructions for the exercise
of voting rights, as provided
in Section 4.7 of the Deposit
Agreement, and shall mail to
the Holders of record a notice
which shall contain:  (a) such
information as is contained in
such notice of meeting
(including, without
limitation, a statement that
shareholders are required to
give notice of their intention
to attend the meeting in
person or by proxy), and (b) a
statement that a Holder of
record at the close of
business on a specified record
date will only be entitled,
subject to any applicable
provision of Finnish law, the
Articles of Association of the
Company and subject to
compliance with the
succeeding sentences of this
paragraph, to appoint the
Depositary as proxy as to the
exercise of the voting rights,
if any, pertaining to the
Shares or other Deposited
Securities.  It is a
precondition for exercising
any voting rights that a
Holder is registered in the
Companys shareholder
register as a shareholder of
the Company prior to the
record date of the meeting
and gives notice of his
intention to attend the
meeting, in person or by
power of attorney, not later
than a date, specified in the
notice convening the
meeting.  Pursuant to these
requirements, Holders of
Receipts will be entitled to
instruct the Depositary to
request the Custodian to
cause the equivalent
underlying Shares to be
registered in the Book-Entry
Register in the name of the
Holder and to give notice to
the Company of the Holders
intention to attend the
meeting and to vote the
Shares at such meeting in
person or by proxy.  Upon
the written request of a
Holder of a Receipt on such
record date, received on or
before the date established by
the Depositary for such
purpose, the Depositary shall
endeavor insofar as
practicable to vote or cause to
be voted the Shares or other
Deposited Securities
evidenced by such Receipt in
accordance with the
instructions set forth in such
request.  Immediately
following any such meeting,
the Custodian will re-register
the Shares in the Book-Entry
Register in the name in which
such Shares were previously
registered.

			(4)
Changes Affecting
Deposited Securities.  In
circumstances where the
provisions of Section 4.4 of
the Deposit Agreement do
not apply, upon any change
in nominal value, split-up,
consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation or sale of assets
affecting the Company or to
which it is a party, any
securities which shall be
received by the Depositary in
exchange for or in conversion
of or in respect of Deposited
Securities shall be treated as
new Deposited Securities
under the Deposit
Agreement, and the
American Depositary Shares
shall thenceforth also
represent the new Deposited
Securities so received in
exchange or conversion,
unless additional or new
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may execute
and deliver additional
Receipts as in the case of a
stock dividend, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts.  Immediately
upon the occurrence of any
such change, conversion or
exchange covered by this
Section in respect of the
Deposited Securities, the
Depositary shall give notice
thereof in writing to all
Holders of Receipts.

			(5)
Reports; Inspection of
Transfer Books.  The
Depositary will make
available for inspection by
Holders of Receipts at its
Corporate Trust Office any
notices and communications
received from the Company
which are received by the
Depositary as the owner of
the Deposited Securities.
The Depositary will also send
to Holders of Receipts copies
of notices and reports when
furnished by the Company as
provided in the Deposit
Agreement.  The Depositary
will keep books for the
registration of Receipts and
their transfer which at all
reasonable times will be open
for inspection by the
Company and Holders of
Receipts, provided that any
inspection by Holders shall
not be for the purpose of
communicating with Holders
of Receipts in the interest of a
business or object other than
the business of the Company
or a matter related to the
Deposit Agreement or the
Receipts.

			(6)
Taxation.  Notwithstanding
any other provision of the
Deposit Agreement, in the
event that the Depositary
determines that any
distribution in property
(including Shares or rights to
subscribe therefor) is subject
to any tax which the
Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary
and practicable to pay such
taxes, by public or private
sale, at such place or places,
and upon such terms as it
may deem proper, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes to the Holders of
Receipts entitled thereto.

			(7)
Liability of the Company
and Depositary.  Neither the
Company nor the Depositary
shall incur any liability to any
Holder of this Receipt, if by
reason of any provision of
any present or future law of
any county or of any
governmental authority, or by
reason of any provision,
present or future, of the
Articles of Association of the
Company or the Deposited
Securities, or by reason of
any act of God or war or
other circumstances beyond
its control, the Depositary or
the Company shall be
prevented or forbidden from
doing or performing any act
or thing which by the terms
of the Deposit Agreement,
the Articles of Association of
the Company or the
Deposited Securities it is
provided shall be done or
performed.  Each of the
Company and the Depositary
assumes no obligation and
shall be subject to no liability
under the Deposit Agreement
or the Receipts to Holders of
Receipts or other persons,
except that it agrees to
perform its obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.
Neither the Company nor the
Depositary shall be under any
obligation to appear in,
prosecute or defend any
action, suit or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts,
which in its opinion may
involve it in expense and
liability, unless indemnity
satisfactory to it against all
expense and liability be
furnished as often as may be
required, and no Custodian
shall be under any obligation
whatsoever with respect to
such proceeding, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Company nor the Depositary
nor their respective agents
shall be liable for any action
or non-action by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person representing Shares
for deposit, any Holder of a
Receipt, or any other person
believed by it in good faith to
be competent to give such
advice or information.  The
Depositary shall not be liable
for any acts or omissions
made by a successor
depositary whether in
connection with a previous
act or omission of the
Depositary or in connection
with any matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection
with the issue out of which
such potential liability arises
the Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Depositary will not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such vote,
provided that any such action
or non-action is in good faith.
The Depositary, subject to
the provisions of the Deposit
Agreement, may own and
deal in any class of securities
of the Company and its
affiliates and in Receipts.
The Company agrees to
indemnify the Depositary and
its directors, employees,
agents (including each
Custodian) and affiliates
against, and hold each of
them harmless from, any
liability or expense
(including, without
limitation, reasonable fees
and expenses of counsel)
which may arise out of acts
performed in accordance with
the provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified or
supplemented from time to
time, (i) by either the
Depositary or any Custodian
or their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of any of them, or (ii) by
the Company or any of its
directors, employees, agents
and affiliates.  The
Depositary may issue
Receipts against evidence of
rights to receive Shares from
the Company, or any
custodian, registrar, transfer
agent, clearing agency or
other entity involved in
ownership of transaction
records in respect of the
Shares.  Such evidence of
rights shall consist of written
blanket or specific guarantees
of ownership of Shares
furnished on behalf of the
holder thereof.
Notwithstanding Section 2.3
of the Deposit Agreement,
the Depositary may execute
and deliver Receipts prior to
the receipt of Shares pursuant
to Section 2.2 of the Deposit
Agreement (Pre-Release).
The Depositary may,
pursuant to Section 2.5 of the
Deposit Agreement, deliver
Shares upon the receipt and
cancellation of Receipts
which have been Pre-
Released, whether or not
such cancellation is prior to
the termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.
Each Pre-Release will be (a)
preceded or accompanied by
a written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems
appropriate, (c) terminable by
the Depositary on not more
than five (5) business days
notice, and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of American
Depositary Shares which are
outstanding at any time as a
result of Pre-Release will not
normally exceed thirty
percent (30%) of the Shares
deposited hereunder then
outstanding; provided,
however, that the Depositary
reserves the right to change
or disregard such limit from
time to time as it deems
appropriate.

		The
Depositary may retain for its
own account any
compensation received by it
in connection with the
foregoing, including, without
limitation, earnings on the
collateral.  The Depositary
agrees to indemnify the
Company, its directors,
employees, agents and
affiliates against, and hold
them harmless from any
liability or expense
(including, without
limitation, reasonable fees
and expenses of counsel)
which may arise out of acts
performed or omitted by the
Depositary or any Custodian
or their respective directors,
employees, agents and
affiliates due to its or their
negligence or bad faith.

			(8)
Resignation and Removal
of Depositary; Substitution
of the Custodian.  The
Depositary may at any time
resign as Depositary under
the Deposit Agreement by
written notice of its election
so to do delivered to the
Company, such resignation to
take effect upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary
may at any time be removed
by the Company by written
notice of such removal,
effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The term
Depositary shall also refer to
any successor depositary
appointed pursuant to this
Paragraph (8).  The
Depositary may at any time
appoint a substitute custodian
approved by the Company,
such approval not having
been unreasonably withheld,
and the term Custodian shall
also refer to such substitute.

			(9)
Amendment of Deposit
Agreement and Receipts.
The Receipts and the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and
the Depositary.  Any
Amendment which shall
impose or increase any fees
or charges (other than the
fees of the Depositary for the
execution and delivery or the
cancellation of Receipts and
taxes or other governmental
charges), or which shall
otherwise prejudice any
substantial existing right of
Holders of Receipts, shall,
however, not become
effective as to outstanding
Receipts until the expiration
of three months after notice
of such amendment shall
have been given to the
Holders of outstanding
Receipts.  Every Holder of a
Receipt at the time any
amendment to the Deposit
Agreement so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended
thereby.  In no event shall
any amendment impair the
right of the Holder hereof to
surrender this Receipt and
receive therefor the
Deposited Securities
represented hereby.

			(10)
Termination of Deposit
Agreement.  The Depositary
will at any time at the
direction of the Company
terminate the Deposit
Agreement by mailing notice
of such termination to the
Holders of all Receipts then
outstanding at least 30 days
prior to the date fixed in such
notice for such termination.
The Depositary may likewise
terminate the Deposit
Agreement at any time 60
days after the Depositary
shall have resigned, if a
successor depositary shall not
have been appointed and
accepted its appointment
within such 60 days.  If any
Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter will discontinue the
registration of transfer of
Receipts, will suspend the
distribution of dividends to
the Holders thereof and will
not give any further notices
or perform any further acts
under the Deposit
Agreement, except the
collection of dividends and
other distributions pertaining
to Deposited Securities, the
sale of rights and delivery of
Deposited Securities,
together with any dividends
or other distributions
received with respect thereto
and the net proceeds of the
sale of any rights or other
property, in exchange for
Receipts surrendered to the
Depositary.  At any time after
the expiration of one year
from the date of termination,
the Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it under the
Deposit Agreement,
unsegregated and without
liability for interest, for the
pro rata benefit of the
Holders of Receipts not
theretofore surrendered, such
Holders thereupon becoming
general creditors of the
Depositary with respect to
such net proceeds.
Thereafter the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash.

			(11)
Compliance with U.S.
Securities Laws.
Notwithstanding anything in
the Deposit Agreement or
Receipt to the contrary, the
Company and the Depositary
each agree that it will not
exercise any rights it has
under this Deposit
Agreement to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would violate
the United States securities
laws, including, but not
limited to, instruction 1A(1)
of the General instructions to
Form F-6 Registration
Statement, as amended from
time to time, under the
Securities Act of 1933.



		The
following
abbreviations, when
used in the inscription
on the face of this
Receipt, shall be
construed as though
they were written out
in full according to
applicable laws or
regulations:

TEN COM	- as
tenants in common

TEN ENT	- as
tenants by the entirety
JT

TEN 	- as
joint tenants with right
of survivorship and not
as tenants in common

Unif giftT MIN ACT

Custodian
_

(Cust)


under Uniform Gifts
Minors

Act_
(State)

Additional abbreviation
may also be used though
not in the above list



FOR VALUE RECEIVED, the
undersigned hereby
sells, assigns and
transfers unto


PLEASE INSERT SOCIAL

SECURITY OR

OTHER ID ENTIFYING

NUMBER OF ASSIGNEE


Please print or typewrite
name and address of assignee


the within American
Depositary Receipt and
all rights and
interests represented
thereby, and hereby
irrevocably constitutes
and appoints



attorney to transfer
the same on the books
of the within named
Depositary, with full
power of substitution
in the premises.

Dated:



		Signature






NOTE:

The signature to any

endorsement  hereon

must correspond with

the manes as written

upon the face of the

Receipt, in every

particular, without

alteration of enlargement

of any change whatever.

o

-1-

250_LAN01\59143.3